UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

U.S. Managed Volatility Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2024

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The average total net of fees return† of the LSV U.S. Managed Volatility Fund, the S&P 500 Index (the benchmark) and the MSCI USA Minimum Volatility Index for the trailing periods ending April 30, 2024, were as follows:

LSV U.S. Managed Volatility Fund,	Trailing 6-months	One Year	Three Years	Five Years	Seven Years	Since Inception
Institutional Class Shares*	12.48%	7.54%	4.68%	5.73%	6.79%	7.27%
Benchmark:
S&P 500 Index	20.98%	22.66%	8.06%	13.19%	13.25%	12.12%
Volatility Index:
MSCI USA Minimum Volatility Index	12.42%	10.09%	4.96%	7.39%	8.98%	9.65%

† Periods longer than one year are annualized.

* Month Ended April 30, 2024.

Institutional Class Shares performance as of 3/31/24: 13.58% (1 year), 6.99% (5 year) and 7.88% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Periods longer than one year are annualized; inception date 6/26/14.

Despite concerns surrounding higher interest rates and geopolitical tensions, U.S. equities rallied over the past six-month period, thanks to optimism regarding the potential for Fed rate cuts later in the year. The S&P 500 Index was up 20.98%, with mega-cap stocks leading the charge, and for only the eighth time since 1950, the Index posted back-to-back 10+% return quarters. Small cap stocks modestly underperformed large caps over the period as the Russell 2000 Index was up 19.65% while the Russell 1000 Index was up 21.16%. From a style perspective, value stocks (as measured by the Russell Indices) underperformed growth—the Russell 1000 Value Index was up 18.42% while the Russell 1000 Growth Index was up 23.56% (both in USD). Low Volatility stocks also underperformed during the market rally as the MSCI USA Minimum Volatility Index was up 12.42%. The LSV U.S. Managed Volatility Equity Fund, Institutional Class Shares, was up 12.48% for the period.

The LSV U.S. Managed Volatility Fund holds securities that are believed to have less volatility than the overall equity markets and high expected returns based on LSV’s quantitative alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

The portfolio’s deep value bias and lower volatility profile versus the benchmark each had a negative impact on relative returns for the period as both value and lower volatility stocks broadly underperformed amidst the market rally. Performance attribution further indicates that both stock and sector selection detracted from portfolio relative returns for the period. Stock selection relative losses were primarily the result of the underperformance of names within the Information Technology, Communication Services, and Health Care sectors. Within Information Technology, not owning expensive Semiconductor names detracted from relative returns while holdings in Communications Equipment and IT Consulting & Other Services lagged. Within Communication Services, not owning expensive names in Interactive Media & Services detracted while holdings in Integrated Telecommunication Services and Cable & Satellite underperformed. Within Health Care, holdings in the Pharmaceuticals, Biotechnology, and Health Care Services industries also detracted. From a sector perspective, relative losses largely were the result of our overweight to Consumer Staples and Health Care stocks as well as our underweight to the Information Technology sector.

Top contributors for the past six months included our overweight positions in Vistra, Dell Technologies, Allison Transmission, Net App, Bank Of New York Mellon, Hartford Financial Services, Loblaw Companies, Merck,

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

Cummins, and Paccar. Not owning Apple, Tesla, United Health Group, Microsoft, Adobe, Intel, Humana, Procter & Gamble, Nike, and Accenture also added value. The main individual detractors included our overweight positions in Gilead Sciences, Cisco Systems, Archer-Daniels-Midland, Comcast, Amdocs, Bristol-Myers Squibb, Jazz Pharmaceuticals, CVS Health, Molson Coors Beverage, and Eni - Ente Nazionale Idrocarburi. Not owning Nvidia, Meta Platforms, Alphabet, Broadcom, Amazon.Com, Lilly, JP Morgan Chase, General Electric, Advanced Micro Devices and Wells Fargo also detracted.

The Fund’s is currently trading at 12.0x forward earnings compared to 20.7x for the S&P 500 Index, 2.2x book value compared to 4.5x for the S&P 500 Index and 8.1x cash flow compared to 17.1x for the S&P 500 Index. The

Fund is overweight the Consumer Staples, Utilities and Health Care sectors while underweight the Information Technology and Consumer Discretionary sectors.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2024	(Unaudited)

Sector Weightings †:

†Percentages	are based on total investments.

Schedule of Investments LSV U.S. Managed Volatility Fund
	Shares	Value (000)

Common Stock (99.1%)

Communication Services (8.6%)
AT&T	36,000	$608
Cogeco Communications	2,900	115
Comcast, Cl A	13,400	511
Fox	6,300	195
Nippon Telegraph & Telephone ADR	4,500	121
SK Telecom ADR	7,713	158
T-Mobile US	1,000	164
Verizon Communications	22,000	869

		2,741

Consumer Discretionary (5.6%)
AutoZone*	100	295
Canadian Tire, Cl A	2,100	203
eBay	4,700	242
H&R Block	6,300	297
Honda Motor ADR	11,200	381
Murphy USA	700	290
Whirlpool	1,100	104

		1,812

Consumer Staples (13.4%)		355
Altria Group	8,100
Archer-Daniels-Midland	5,400	317
Bunge Global	1,700	173
Campbell Soup	5,900	270
Conagra Brands	10,800	332
General Mills	5,700	401
Ingredion	1,800	206
JM Smucker	1,900	218
Kellanova	6,600	382
Kraft Heinz	12,600	486
Kroger	12,700	703
Molson Coors Beverage, Cl B	5,900	338
Walmart	1,800	107
WK Kellogg	1,650	39

		4,327

LSV U.S. Managed Volatility Fund
	Shares	Value (000)

Energy (4.9%)
Chesapeake Energy	2,100	$189
Chevron	2,800	452
Eni ADR	10,800	346
ExxonMobil	4,900	579

		1,566

Financials (10.9%)
Aflac	4,500	376
Bank of New York Mellon	8,900	503
Bank of Nova Scotia	2,300	106
Berkshire Hathaway, Cl B*	700	278
Canadian Imperial Bank of Commerce	4,400	205
Hartford Financial Services Group	5,500	533
Loblaw	3,100	340
Loews	2,100	158
MetLife	1,700	121
OceanFirst Financial	5,730	85
Old Republic International	7,000	209
Sixth Street Specialty Lending	7,300	158
WaFd	4,700	127
Western Union	26,200	352

		3,551

Health Care (16.5%)
Amgen	1,500	411
Bristol-Myers Squibb	7,900	347
Cardinal Health	4,100	422
Cigna Group	800	286
CVS Health	6,700	454
Exelixis*	6,228	146
Gilead Sciences	9,000	587
GSK ADR	9,100	377
Incyte*	3,000	156
Jazz Pharmaceuticals*	2,000	222
Johnson & Johnson	2,500	362
McKesson	800	430
Merck	6,000	775
Organon	1,993	37
Pfizer	5,900	151
Sanofi ADR	3,600	177

		5,340

Industrials (8.1%)
Allison Transmission Holdings	5,600	412
CSG Systems International	5,800	274
Cummins	1,400	396
Lockheed Martin	800	372
PACCAR	3,500	371
Science Applications International	1,600	206
Snap-on	1,200	322

The accompanying notes are an integral part of the financial statements

Schedule of Investments
April 30, 2024	(Unaudited)

LSV U.S. Managed Volatility Fund
	Shares	Value (000)

Industrials (continued)
Textron	3,200	$271

		2,624

Information Technology (19.2%)
Amdocs	9,400	789
Arrow Electronics*	2,400	306
Avnet	8,400	411
Canon ADR	16,400	442
Cisco Systems	17,300	813
Cognizant Technology Solutions, Cl A	4,200	276
Dell Technologies, Cl C	3,400	424
Hewlett Packard Enterprise	23,400	398
HP	13,500	379
Insight Enterprises*	1,100	201
International Business Machines	4,500	748
Juniper Networks	9,600	334
NetApp	3,500	358
Open Text	4,100	145
Oracle	2,100	239

		6,263

Materials (5.0%)
Berry Global Group	3,100	176
CF Industries Holdings	2,400	189
Graphic Packaging Holding	9,700	251
International Paper	4,100	143
NewMarket	800	421
Reliance	900	256
Sonoco Products	3,200	179

		1,615

Utilities (6.9%)
American Electric Power	2,200	189
Entergy	2,900	309
Evergy	4,200	220
Exelon	3,800	143
National Fuel Gas	5,200	276
Otter Tail	2,400	205
PPL	8,900	245
Public Service Enterprise Group	2,900	200
Vistra	6,500	493

		2,280

TOTAL COMMON STOCK (Cost $28,368)		32,119

LSV U.S. Managed Volatility Fund
	Face Amount (000)	Value (000)

Repurchase Agreement (0.5%)
South Street Securities 5.000%, dated 04/30/2024, to be repurchased on 05/01/2024, repurchase price $165 (collateralized by various U.S. Treasury obligations, ranging in par value $0 - $54, 0.625% - 4.625%, 03/15/2025 – 02/15/2033; total market value $168)	$165	$165

TOTAL REPURCHASE AGREEMENT (Cost $165)		165

Total Investments – 99.6% (Cost $28,533)		$32,284

Percentages are based on Net Assets of $32,397 (000).

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of April 30, 2024, in valuing the Fund’s investments carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$32,119	$—	$—	$32,119
Repurchase Agreement	—	165	—	165

Total Investments in Securities	$32,119	$165	$—	$32,284

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2024	(Unaudited)

	LSV U.S. Managed Volatility Fund
Assets:
Investments, at Value (Cost $28,533)	$32,284
Foreign Currency, at Value (Cost $70)	69
Dividends and Interest Receivable	61
Reclaims Receivable	3
Prepaid Expenses	15

Total Assets	32,432

Liabilities:
Payable for Printing Fees	10
Payable for Investment Securities Purchased	7
Payable due to Transfer Agent	6
Payable for Custody Fees	4
Payable due to Investment Adviser	3
Payable due to Administrator	2
Payable for Professional Fees	2
Payable due to Trustees	1

Total Liabilities	35

Net Assets	$32,397

Net Assets Consist of:
Paid-in Capital	$28,029
Total Distributable Earnings	4,368

Net Assets	$32,397

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($32,205 ÷ 3,025,682 shares)(1)	$10.64

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($192 ÷ 17,827 shares)(1)	$10.75	*

(1) Shares have not been rounded.

* Net Assets divided by Shares does not calculate to the stated NAV because Net Asset amounts are shown rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2024	(Unaudited	)

LSV U.S. Managed Volatility Fund
Investment Income:
Dividend Income	$508
Interest Income	3
Foreign Taxes Withheld	(7)

Total Investment Income	504

Expenses:
Investment Advisory Fees	71
Administration Fees	9
Trustees’ Fees	1
Chief Compliance Officer Fees	1
Transfer Agent Fees	20
Registration and Filing Fees	18
Custodian Fees	8
Printing Fees	6
Professional Fees	3
Insurance and Other Fees	4

Total Expenses	141
Less: Waiver of Investment Advisory Fees	(52)
Less: Fees Paid Indirectly — (see Note 4)	(1)

Net Expenses	88

Net Investment Income	416

Net Realized Gain on Investments	420
Net Realized Gainon Foreign Currency Transactions	1
Net Change in Unrealized Appreciation on Investments	2,807

Net Realized and Unrealized Gain on Investments	3,228

Net Increase in Net Assets Resulting from Operations	$3,644

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2024 (Unaudited) and for the year ended October 31, 2023

	LSV U.S. Managed Volatility Fund
	11/1/2023 to 04/30/2024	11/1/2022 to 10/31/2023

Operations:
Net Investment Income	$416	$953
Net Realized Gain	421	3,862
Net Change in Unrealized Appreciation (Depreciation)	2,807	(4,271)
Net Increase in Net Assets Resulting from Operations	3,644	544
Distributions
Institutional Class Shares	(4,726)	(5,461)
Investor Class Shares	(44)	(47)
Total Distributions	(4,770)	(5,508)

Capital Share Transactions:
Institutional Class Shares:
Issued	26	51
Reinvestment of Dividends and Distributions	4,645	5,390
Redeemed	(1,058)	(23,211)
Net Increase (Decrease) from Institutional Class Shares Transactions	3,613	(17,770)
Investor Class Shares:
Issued	20	2
Reinvestment of Dividends and Distributions	45	46
Redeemed	(142)	(186)
Net Decrease from Investor Class Shares Transactions	(77)	(138)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	3,536	(17,908)
Total Increase (Decrease) in Net Assets	2,410	(22,872)

Net Assets:
Beginning of Period	29,987	52,859
End of Year/Period	$32,397	$29,987

Shares Transactions:
Institutional Class:
Issued	3	4
Reinvestment of Dividends and Distributions	445	461
Redeemed	(93)	(1,997)
Total Institutional Class Share Transactions	355	(1,532)
Investor Class:
Issued	2	—
Reinvestment of Dividends and Distributions	4	4
Redeemed	(13)	(16)
Total Investor Class Share Transactions	(7)	(12)
Net Increase (Decrease) in Shares Outstanding	348	(1,544)

Amounts designated as “—” are $0 or have been rounded to zero.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period.

For the six months ended April 30, 2024 (Unaudited) and for the years ended October 31

	Net Asset Value Beginning of Period	Net Investment lncome(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡
LSV U.S. Managed Volatility Fund
Institutional Class Shares
2024*	$12.47	$0.14	$(0.18)	$(0.04)	$(0.29)	$(1.50)	$(1.79)	$10.64	12.48%	$32,205	0.55%	0.89%	2.63%	6%
2023	12.47	0.28	(0.36)	(0.08)	(0.27)	(1.00)	(1.27)	11.12	(0.92)	29,708	0.55	0.78	2.38	21
2022	13.47	0.32	(0.42)	(0.10)	(0.32)	(0.58)	(0.90)	12.47	(0.95)	52,397	0.55	0.72	2.52	18
2021	10.68	0.28	2.97	3.25	(0.27)	(0.19)	(0.46)	13.47	31.14	61,130	0.55	0.69	2.21	16
2020	13.53	0.27	(1.87)	(1.60)	(0.33)	(0.92)	(1.25)	10.68	(13.42)	50,453	0.55	0.71	2.33	28
2019	13.07	0.33	0.99	1.32	(0.31)	(0.55)	(0.86)	13.53	11.36	66,357	0.56	0.66	2.61	15

Investor Class Shares
2024*	$12.55	$0.13	$(0.17)	$(0.04)	$(0.26)	$(1.50)	$(1.76)	$10.75	12.36%	$192	0.80%	1.14%	2.39%	6%
2023	12.55	0.25	(0.36)	(0.11)	(0.24)	(1.00)	(1.24)	11.20	(1.16)	279	0.80	1.03	2.13	21
2022	13.55	0.28	(0.41)	(0.13)	(0.29)	(0.58)	(0.87)	12.55	(1.17)	462	0.80	0.97	2.17	18
2021	10.69	0.25	2.98	3.23	(0.18)	(0.19)	(0.37)	13.55	30.80	342	0.80	0.94	2.00	16
2020	13.54	0.28	(1.92)	(1.64)	(0.29)	(0.92)	(1.21)	10.69	(13.62)	351	0.80	0.93	2.27	28
2019	13.05	0.30	0.99	1.29	(0.25)	(0.55)	(0.80)	13.54	11.08	3,475	0.80	0.91	2.35	15

*	For the six-month period ended April 30, 2024. All ratios for the period have been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

April 30, 2024	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 26 funds. The financial statements herein are those of the LSV U.S. Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2024, there were no securities valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Notes to Financial Statements

April 30, 2024	(Unaudited)

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with The Adviser’s pricing procedures, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the Fund did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds

Notes to Financial Statements

April 30, 2024	(Unaudited)

in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

As of April 30, 2024, the Fund did not enter into any repurchase agreements.

Foreign Currency Translation— The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2024, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
South Street Securities	$165	$165	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or average daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of average daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net

Notes to Financial Statements
April 30, 2024	(Unaudited)

assets of the Fund. For the period ended April 30, 2024, the Fund incurred $9,492 for these services

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for the Investor Class Shares of the Fund is 46.10% annually of the average daily net assets. For the Six months ended April 30, 2024, the Fund incurred $328 of distribution fees.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. During the Six months ended April 30, 2024, the Fund earned $1,396 in cash management credits which were used to offset transfer agent expenses.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fees waivers and/or expense reimbursements to a maximum of 0.55% and 0.80% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2025. As of Six months ended April 30, 2024, there are no fees previously waived that may be subject to possible future reimbursement.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the Six Months ended April 30, 2024, were as follows (000):

Purchases	$2,024
Sales	$2,828
7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/ tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations and reclassification of long term capital gain distribution on REITs. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings (Accumulated Losses) as of October 31, 2023.

The tax character of dividends and distributions paid during the years ended October 31, 2023 and 2022 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2023	$ 1,388	$ 4,120	$ 5,508
2022	1,514	2,534	4,048

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

Undistributed Ordinary Income	$796
Undistributed Long-Term Capital Gain	3,814
Unrealized Appreciation	884
Total Distributable Earnings

$5,494

Capital loss carryforward rules allow for a Regulated Investment Company (“RIC”) to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. The Fund has no capital loss carryforwards at October 31, 2023.

During the year ended October 31, 2023, no capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2024, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 28,533	$ 5,874	$ (2,123)	$ 3,751

Notes to Financial Statements

April 30, 2024	(Unaudited)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales.

8.	Concentration of Risks:

Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/ expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

The medium and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium-and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

9.	Concentration of Shareholders:

At April 30, 2024, 81% of total shares outstanding for the Institutional Class Shares were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. At April 30, 2024, 84% of total shares outstanding for the Investor Class Shares were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. These were comprised mostly of omnibus accounts which were held on behalf of various individual shareholders.

10.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Annualized Expense Ratios	Expenses Paid During Period*
LSV U.S. Managed Volatility Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,124.80	0.55%	$2.91
Investor Class Shares	1,000.00	1,123.60	0.80	4.22

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.13	0.55%	$2.77
Investor Class Shares	1,000.00	1,020.89	0.80	4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27–28, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/ or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV U.S. Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-008-1000

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: July 8, 2024